UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2017

CARDAX, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-181719	45-4484428
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2800 Woodlawn Drive, Suite 129, Honolulu, Hawaii 96822

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (808) 457-1400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 16, 2017, Cardax, Inc. (the “Company”) entered into an exclusivity agreement (the “Exclusivity Agreement”) with General Nutrition Corporation (“GNC”) under which the Company has agreed to sell and distribute ZanthoSyn®, the Company’s premium astaxanthin product, exclusively to GNC and not to directly or indirectly offer, sell, distribute, wholesale, market, and/or ship ZanthoSyn® to anyone other than GNC in accordance with the following provisions:

●	Term: 2 years, subject to certain renewal provisions;

●	Territory: United States;

●	Channel: Brick-and-mortar retail stores; and

●	Regulatory Classification: Human dietary supplement;

provided however, these exclusivity obligations shall terminate if any of the following occur:

●	GNC discontinues full-chain allocation of ZanthoSyn® in the Territory, wherein full-chain refers to all GNC corporate stores;

●	GNC offers, sells, distributes, wholesales, markets, or ships a house-branded or third-party product containing synthetic astaxanthin as a primary ingredient; or

●	GNC offers, sells, distributes, wholesales, markets, or ships a house-branded product containing astaxanthin as a primary ingredient.

The foregoing description of the Exclusivity Agreement does not purport to be complete, and is qualified in its entirety by reference to the Exclusivity Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K. Portions of Exhibit 10.1 to this Current Report on Form 8-K have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

ITEM 7.01 REGULATION FD DISCLOSURE.

The Company announced today that it entered into an exclusivity agreement with GNC for ZanthoSyn®.

In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in Exhibit 99.1 hereto are deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Exchange Act. The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

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Safe Harbor

This release may contain certain forward-looking statements regarding our prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of said safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of our company, are generally identified by use of words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “seek,” “strive,” “try,” or future or conditional verbs such as “could,” “may,” “should,” “will,” “would,” or similar expressions. Our ability to predict results or the actual effects of our plans or strategies is inherently uncertain. Accordingly, actual results may differ materially from anticipated results. Some of the factors that could cause our actual results to differ from our expectations or beliefs include, without limitation, the risks discussed from time to time in our filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. Except as required by applicable law or regulation, we undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

10.1	Exclusivity Agreement, dated as of October 16, 2017, by and between Cardax, Inc. and General Nutrition Corporation*

99.1	Press Release, dated October 20, 2017 (furnished herewith)

*Confidential treatment has been requested for this exhibit, and confidential portions have been filed separately with the Securities and Exchange Commission.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2017

CARDAX, INC.

By:	/s/ David G. Watumull
David G. Watumull Chief Executive Officer and President

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